UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 7, 2009

Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Wachovia Amendments

On April 7, 2009, Gramercy Warehouse Funding I LLC and GKK Trading Warehouse I LLC (collectively, the “Borrowers”), each an indirect wholly-owned subsidiary of Gramercy Capital Corp. (the “Company”), entered into an Amendment No. 2 to Credit Agreement (“Amendment No. 2”) with Wachovia Bank, National Association (“Wachovia”), as administrative agent and as lender, and the Company, GKK Capital LP (the “OP”), Gramercy Investment Trust (“GIT”) and GKK Trading Corp. (“GKK Trading”), as guarantors (collectively, the “Guarantors”), to amend the Credit Agreement, dated as of July 22, 2008 (the “Credit Agreement”).   Under Amendment No. 2, the maturity date was extended to March 31, 2011.  Amendment No. 2 also amended certain other terms in the Credit Agreement, including, among other things, a relaxation of certain affirmative and negative covenants, and the elimination of (i) all financial covenants, (ii) Wachovia’s right to impose future margin calls and (iii) cross defaults under the Credit Agreement to defaults of the Borrowers and the Guarantors under the Company’s other indebtedness.  Pursuant to Amendment No. 2, the Borrowers agreed to provide an additional $13.0 million in cash and other credit support to backstop letters of credit of Wachovia issued to support mortgage debt obligations of certain of the Company’s subsidiaries.  The Borrowers also agreed to attempt to divest certain of their properties in the near future in order to further deleverage the credit facility.  In addition, Wachovia provided consent to a possible internalization by the Company of GKK Manager LLC (the “Manager”), provided, that the internalization is implemented in accordance with certain agreed upon parameters.

In connection with Amendment No. 2, the Guarantors also entered into an Amended and Restated Guarantee Agreement on April 7, 2009 (the “Amended Guarantee Agreement”) for the benefit of Wachovia to amend the Guarantee Agreement dated as of July 22, 2008 (the “Original Guarantee Agreement”).  Pursuant to the Amended Guarantee Agreement, all financial covenants under the Original Guarantee Agreement were eliminated and the existing recourse liability of the Guarantors under the Original Guarantee Agreement were reduced and capped at $10 million in connection with the occurrence of specific events, subject to certain exceptions.  In addition, GKK 2 Herald Mezz LLC and GKK 885 Third Mezz LLC, each an indirect wholly-owned subsidiary of the Company, entered into separate Guarantee Agreements (the “GKK 2 Herald Guarantee Agreement” and the “GKK 885 Guarantee Agreement,” respectively) on April 7, 2009 for the benefit of Wachovia in connection with Amendment No. 2 to guarantee the letters of credit of Wachovia issued in connection with the Company’s 2006 collateralized debt obligations.

Copies of Amendment No. 2, the Amended Guarantee Agreement, the GKK 2 Herald Guarantee Agreement and the GKK 885 Guarantee Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Goldman Amendment

On April 7, 2009, Gramercy Warehouse Funding II LLC and GKK Trading Warehouse Funding II LLC (collectively, the “Sellers”), each an indirect wholly-owned subsidiary of the Company, entered into a Second Omnibus Amendment (“Omnibus Amendment”) with Goldman Sachs Mortgage Company (“Goldman”) and the Guarantors to amend the Second Amended and Restated Master Repurchase Agreement (the “Repurchase Agreement”) and the Second Amended and Restated Guaranty (the

“Amended Guaranty”), each dated as of June 28, 2007.  Pursuant to the Omnibus Amendment, all financial covenants in the Repurchase Agreement and the Amended Guaranty were eliminated and certain other provisions of the Repurchase Agreement and the Amended Guaranty were amended or deleted, as the case may be, including, among other things, (i) the elimination of the existing recourse liability of the Guarantors under the Amended Guaranty other than in connection with the occurrence of certain events and (ii) a relaxation of certain affirmative and negative covenants.  Additionally, the Sellers agreed to make a cash payment to Goldman in the amount of $4 million to reduce the repurchase price of certain property collateral.  Under the Omnibus Amendment, sale proceeds in respect of the loan assets under the Repurchase Agreement will reduce the aggregate repurchase price of all such assets until such repurchase price is zero, with the remainder, if any, to be distributed to the Sellers.  Goldman also provided consent to a possible internalization by the Company of the Manager.  A copy of the Omnibus Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

A copy of the press release announcing the transactions described herein is attached hereto as Exhibit 99.1.

Item 9.01  Exhibits

(d)                   Exhibits

Exhibit No.	Description

10.1

Amendment No. 2 to Credit Agreement, dated as of April 7, 2009, by and among Gramercy Warehouse Funding I LLC, GKK Trading Warehouse Funding I LLC, as borrowers, Gramercy Capital Corp., GKK Capital LP, Gramercy Investment Trust and GKK Trading Corp., as guarantors, and Wachovia Bank, National Association, as administrative agent.

10.2	Amended and Restated Guarantee Agreement, dated as of April 7, 2009, by and among Gramercy Capital Corp., GKK Capital LP, Gramercy Investment Trust and GKK Trading Corp.
10.3	GKK 2 Herald Mezz LLC Guarantee Agreement, dated as of April 7, 2009, by GKK 2 Herald Mezz LLC.
10.4	GKK 885 Third Mezz LLC Guarantee Agreement, dated as of April 7, 2009, by GKK 885 Third Mezz LLC.
10.5

Second Omnibus Amendment, dated as of April 7, 2009, by and among Gramercy Warehouse Funding II LLC, GKK Trading Warehouse Funding II LLC, as borrowers, Gramercy Capital Corp., GKK Capital LP, Gramercy Investment Trust and GKK Trading Corp., as guarantors, and Goldman Sachs Mortgage Company.

99.1	Press release, dated April 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April  8, 2009

By :	/s/ John B. Roche
Name: John B. Roche
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1

Amendment No. 2 to Credit Agreement, dated as of April 7, 2009, by and among Gramercy Warehouse Funding I LLC, GKK Trading Warehouse Funding I LLC, as borrowers, Gramercy Capital Corp., GKK Capital LP, Gramercy Investment Trust and GKK Trading Corp., as guarantors, and Wachovia Bank, National Association, as administrative agent.

10.2	Amended and Restated Guarantee Agreement, dated as of April 7, 2009, by and among Gramercy Capital Corp., GKK Capital LP, Gramercy Investment Trust and GKK Trading Corp.
10.3	GKK 2 Herald Mezz LLC Guarantee Agreement, dated as of April 7, 2009, by GKK 2 Herald Mezz LLC.
10.4	GKK 885 Third Mezz LLC Guarantee Agreement, dated as of April 7, 2009, by GKK 885 Third Mezz LLC.
10.5

Second Omnibus Amendment, dated as of April 7, 2009, by and among Gramercy Warehouse Funding II LLC, GKK Trading Warehouse Funding II LLC, as borrowers, Gramercy Capital Corp., GKK Capital LP, Gramercy Investment Trust and GKK Trading Corp., as guarantors, and Goldman Sachs Mortgage Company.

99.1	Press release, dated April 8, 2009.